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                                                                  EXHIBIT 23(H)

               INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' CONSENT

  We hereby consent to the use in the Registration Statement on Form S-4 of our report dated January 22, 1998 relating to the financial statements of Access Rentals, Inc., and Subsidiary and Affiliate. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                          /s/ Battaglia, Andrews & Moag, P.C.

Batavia, New York
September 16, 1998